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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT,
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT - August 10, 1998
                       (Date of Earliest Event Reported)


                             STERLING VISION, INC.
              (Exact Name of Registrant as Specified in Charter)


          New York                      1-14128                 11-3096941
----------------------------    -----------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                            1500 Hempstead Turnpike
                          East Meadow, New York 11554
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                   (Address of Principal Executive Offices)


                                (516) 390-2100
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             (Registrant's telephone number, including area code)

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Item 5.  Other Events:
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         On August 10, 1998, Mr. Jay Fabrikant resigned as a Director of the
Registrant. No reason was given by Mr. Fabrikant as the basis for such resignation.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                  STERLING VISION, INC.
                        By:                /s/Joseph Silver
                                           ----------------
                        Name:              Joseph Silver
                        Title:             Executive Vice President &  General
                                          Counsel

Date: August 17, 1998


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